Exhibit 10.2
SECOND AMENDMENT AGREEMENT
     This SECOND AMENDMENT AGREEMENT (this “Amendment”) is made as of the 16th day of July, 2010 among:
     (a) SYKES ENTERPRISES, INCORPORATED, a Florida corporation (“Borrower”);
     (b) the Lenders, as defined in the Credit Agreement, as hereinafter defined;
     (c) KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”);
     (d) BANK OF AMERICA, N.A., as syndication agent;
     (e) RBS CITIZENS, NATIONAL ASSOCIATION, as documentation agent; and
     (f) HSBC BANK USA, NATIONAL ASSOCIATION and TORONTO DOMINION (NEW YORK), LLC, as a co-managing agents.
     WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit Agreement, dated as of February 2, 2010, that provides, among other things, for loans and letters of credit aggregating One Hundred Fifty Million Dollars ($150,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:
     1. Additions to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

     “Corporate Structure Reorganization Date” means the date that Borrower has completed the Corporate Structure Reorganization.
     “Second Amendment Effective Date” means July 16, 2010.
     2. Amendment to Schedules After the Corporate Structure Reorganization Date. Upon the delivery by Borrower of the updated Schedules to the Credit Agreement pursuant to Section 5(d) hereof, the Credit Agreement shall be amended to delete Schedule 1 (Guarantors of Payment), Schedule 2 (Pledged Securities) and Schedule 6.1 (Corporate Existence; Subsidiaries; Foreign Qualification) therefrom and to insert in place thereof, respectively, a new Schedule 1, Schedule 2 and Schedule 6.1.
     3. Consent to Corporate Structure Reorganization.
     (a) Domestic Corporate Restructuring. Borrower has notified Agent and the Lenders that Borrower is planning certain modifications to its domestic corporate structure. Specifically, Borrower desires to (i) liquidate Sykes LP Holdings, LLC, a Delaware limited liability company and a Guarantor of Payment, and Sykes Global Holdings, LLC, a Delaware limited liability company and a Guarantor of Payment, and transfer the assets of each such Guarantor of Payment to Borrower (collectively, the “Guarantor Liquidation”), and (ii) merge ICT International, Inc., a Delaware corporation and a Guarantor of Payment with and into Sykes Acquisition, LLC, a Florida limited liability company and a Guarantor of Payment (the “Guarantor Merger”). Following the Guarantor Liquidation, Sykes (Bermuda) Holdings Limited, a Bermuda exempted company, will be a First-Tier Foreign Subsidiary of Borrower.
     (b) Foreign Corporate Restructuring. Borrower has also notified Agent and the Lenders that Borrower is planning certain modifications to its foreign corporate structure. Specifically, Borrower desires to transfer the ownership interests of ICT Financial Services Pty. Ltd., a company organized under the laws of New South Wales and a first-tier Foreign Subsidiary, ICT Services of Asia Pacific Pte. Ltd., a company organized under the laws of Singapore and a first-tier Foreign Subsidiary, and ICT Group Netherlands B.V., a company organized under the laws of the Netherlands and a first-tier Foreign Subsidiary (individually, each a “Foreign ICT Subsidiary” and, collectively, the “Foreign ICT Subsidiaries”), held by Sykes Acquisition, LLC (as successor by merger to ICT International, Inc.), from (i) Sykes Acquisition, LLC to Borrower, (ii) Borrower to Sykes (Bermuda) Holdings Limited, (iii) Sykes (Bermuda) Holdings Limited to Sykes Offshore Holdings Limited, a Bermuda exempted company, and (iv) Sykes Offshore Holdings Limited to SEI International Services S.a.r.l., a company organized under the laws of Luxembourg (collectively, the “Foreign ICT Subsidiary Equity Transfers” and, together with the Guarantor Liquidation and Guarantor Merger, collectively, the “Corporate Structure Reorganization”). Following the Foreign ICT Subsidiary Equity Transfers, the Foreign ICT Subsidiaries will cease to be first-tier Foreign Subsidiaries.
     (c) Request for Consent. Certain of the transactions in the Corporate Structure Reorganization are prohibited by one or more provisions in the Credit Agreement. Borrower hereby specifically requests that Agent and the Lenders consent to (i) the Guarantor Liquidation and the release of Sykes LP Holdings, LLC and Sykes Global Holdings, LLC from the

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Guaranties of Payment executed and delivered to Agent, for the benefit of the Lenders, in connection with the Credit Agreement, (ii) the Guarantor Merger, and (iii) the Foreign ICT Subsidiary Equity Transfers. Borrower also requests that Agent, on behalf of the Lenders, pursuant to Section 9.8 (Release of Guarantor of Payment or Pledge of Stock) of the Credit Agreement, release its security interest in the capital stock or other equity interests of the Foreign ICT Subsidiaries.
     (d) Consent from Agent and the Lenders. Agent and the Lenders hereby consent to the above requests on the following conditions:
     (i) after giving effet to terms of this Amendment, Borrower shall be in pro forma compliance with the Credit Agreement both before and after completing the Corporate Structure Reorganization;
     (ii) after giving effect to the terms of this Amendment, no Default or Event of Default shall exist under the Credit Agreement or any other Loan Document; and
     (iii) Borrower shall comply with the requirements of Sections 4 and 5 hereof.
This Amendment shall serve as evidence of such consent. The consent contained in this Amendment shall not be deemed to waive or amend any other provision of the Credit Agreement or the other Loan Documents. All terms of the Credit Agreement and the other Loan Documents shall remain in full force and effect and constitute the legal, valid, binding and enforceable obligations of Borrower to Agent and the Lenders.
     4. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:
     (a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgement and Agreement; and
     (b) pay all legal fees and expenses of Agent in connection with this Amendment and the other Loan Documents.
     5. Post-Closing Deliveries. On or before each of the dates specified in this Section 5, unless otherwise agreed to by Agent in writing, Borrower shall satisfy each of the items specified in the subsections below:
     (a) Concurrently with the completion of the Guarantor Liquidation, Borrower shall have (i) executed and delivered to Agent, for the benefit of the Lenders, a Pledge Agreement, in form and substance satisfactory to Agent and the Lenders, with respect to the Pledged Securities of Borrower, (ii) executed and delivered to Agent, for the benefit of the Lenders, appropriate transfer powers for each of such Pledged Securities, (iii) delivered to Agent, for the benefit of the Lenders, such Pledged Securities, and (iv) delivered to Agent any other documentation (including legal opinions from foreign

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counsel) reasonably required by Agent regarding the perfection of the security interest of Agent, for the benefit of the Lenders, in such Pledged Securities.
     (b) No later than ten days after the completion of the Guarantor Liquidation, unless otherwise agreed to by Agent in writing, Borrower shall have delivered to Agent a copy of the recorded Articles or Certificates of Dissolution for the dissolution of both Sykes LP Holdings, LLC and Sykes Global Holdings, LLC from the Delaware Secretary of State.
     (c) No later than ten days after the completion of the Guarantor Merger, unless otherwise agreed to by Agent in writing, Borrower shall have delivered to Agent a copy of the recorded Articles or Certificate of Merger for the merger of ICT International, Inc. with and into Sykes Acquisition, LLC from (i) the Delaware Secretary of State, and (ii) the Florida Secretary of State.
     (d) No later than five days after the Corporate Structure Reorganization Date, unless otherwise agreed to by Agent in writing, Borrower shall deliver to Agent the following replacement Schedules to the Credit Agreement, in each case to be in form and substance acceptable to Agent and giving effect to the Corporate Structure Reorganization: Schedule 1 (Guarantors of Payment), Schedule 2 (Pledged Securities) and Schedule 6.1 (Corporate Existence; Subsidiaries; Foreign Qualification).
     6. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the Second Amendment Effective Date as if made on the Second Amendment Effective Date, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.
     7. Waiver and Release. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

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     8. References to Credit Agreement and Ratification. Each reference that is made in the Credit Agreement or any other Related Writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.
     9. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     10. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     11. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     12. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.
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     JURY TRIAL WAIVER. BORROWER, AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ James T. Holder
	Name:	James T. Holder
	Title:	Exec VP & General Counsel

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Jennifer O’Brien
Jennifer O’Brien
Senior Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender
By:	/s/ Cameron S. Cardozo
	Name:	Cameron S. Cardozo
	Title:	Senior Vice President

RBS CITIZENS, NATIONAL ASSOCIATION, as Documentation Agent and as a Lender
By:	/s/ Cindy Chen
	Name:	Cindy Chen
	Title:	Senior Vice President

Signature Page 1 of 3 to
Second Amendment Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Co-Managing Agent and as a Lender
By:	/s/ Shawn Alexander
	Name:	Shawn Alexander
	Title:	Vice President

TORONTO DOMINION (NEW YORK), LLC, as a Co-Managing Agent and as a Lender
By:	/s/ Deborah Gravinese
	Name:	Deborah Gravinese
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ John A. Horst
	Name:	John A. Horst
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Patrick McGraw
	Name:	Patrick McGraw
	Title:	Vice President

BRANCH BANKING & TRUST COMPANY, as a Lender
By:	/s/ Anthony D. Nigro
	Name:	Anthony D. Nigro
	Title:	Senior Vice President

Signature Page 2 of 3 to
Second Amendment Agreement

COMERICA BANK, as a Lender
By:	/s/ Gerald R. Finney Jr.
	Name:	Gerald R. Finney Jr.
	Title:	Vice President

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ Rick Gomez
	Name:	Rick Gomez
	Title:	Vice President

Signature Page 3 of 3 to
Second Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT
     The undersigned consent and agree to and acknowledge the terms of the foregoing Second Amendment Agreement dated as of July 16, 2010. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.
     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

MCQUEEN INTERNATIONAL INCORPORATED			SYKES E-COMMERCE, INCORPORATED

By:	/s/ James T. Holder		By:	/s/ James T. Holder

	Name:	James T. Holder		Name:	James T. Holder

	Title:	President & Secretary		Title:	President & Secretary

SYKES LP HOLDINGS, LLC			SYKES ACQUISITION, LLC

By:	/s/ James T. Holder		By:	/s/ James T. Holder

	Name:	James T. Holder		Name:	James T. Holder
	Title:	President & Secretary		Title:	President & Secretary

SYKES ENTERPRISES – SOUTH AFRICA, INC.			SYKES GLOBAL HOLDINGS, LLC

By:	/s/ James T. Holder		By:	/s/ James T. Holder

	Name:	James T. Holder		Name:	James T. Holder

	Title:	President & Secretary		Title:	President & Secretary

Signature Page 1 of 2 to
Guarantor Acknowledgment and Agreement

     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

SYKES REALTY, INC.			ICT INTERNATIONAL, INC.

By:	/s/ James T. Holder		By:	/s/ James T. Holder

	Name:	James T. Holder		Name:	James T. Holder
	Title:	President & Secretary		Title:	President & Secretary

ICT ENTERPRISES, INC.			ICT ACCOUNTS RECEIVABLE MANAGEMENT, INC.

By:	/s/ James T. Holder		By:	/s/ Troy Leon Belden

	Name:	James T. Holder		Name:	Troy Leon Belden
	Title:	President & Secretary		Title:	President

ICT RESOURCES, INC.

By:	/s/ James T. Holder

	Name:	James T. Holder
	Title:	President & Secretary
Signature Page 2 of 2 to
Guarantor Acknowledgment and Agreement